UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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XENONICS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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XENONICS HOLDINGS, INC.
3186 Lionshead Avenue, Suite 100
Carlsbad, California 92010
February 16, 2011
Dear Shareholder:
You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Xenonics Holdings, Inc. The meeting will be held at the Company’s offices at 3186 Lionshead Avenue, Carlsbad, California 92010, beginning at 10:00 A.M., local time, on Thursday, March 24, 2011.
The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes four items to be voted on by the shareholders. At the Annual Meeting, I will also report on Xenonics’ current operations and will be available to respond to questions from shareholders.
Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card (or use telephone or internet voting procedures, if offered by your broker), even if you plan to attend the meeting.
I hope you will join us.

Sincerely,
/s/ Alan P. Magerman
Alan P. Magerman
Chairman of the Board

XENONICS HOLDINGS, INC.
3186 Lionshead Avenue, Suite 100
Carlsbad, California 92010
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on March 24, 2011
Notice is hereby given to the holders of common stock, $0.001 par value per share, of Xenonics Holdings, Inc. (“Xenonics” or the “Company”) that the Annual Meeting of Shareholders (the “Annual Meeting”) will be held on Thursday, March 24, 2011 at the Company’s offices at 3186 Lionshead Avenue, Carlsbad, California 92010, beginning at 10:00 A.M., local time, for the following purposes:
(1)	To elect four directors to serve until the 2012 Annual Meeting of Shareholders;
(2)	To ratify the selection of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011;
(3)	To conduct an advisory vote on executive compensation;
(4)	To conduct an advisory vote on the frequency of future advisory votes on executive compensation; and
(5)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Only those shareholders of record at the close of business on February 14, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

By Order of the Board of Directors

February 16, 2011	/s/ Richard S. Kay Richard S. Kay
Corporate Secretary
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

XENONICS HOLDINGS, INC.
3186 Lionshead Avenue, Suite 100
Carlsbad, California 92010
Annual Meeting of Shareholders to be Held on March 24, 2011
PROXY STATEMENT
This Proxy Statement is furnished to holders of the common stock, $0.001 par value per share, of Xenonics Holdings, Inc., a Nevada corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2011 Annual Meeting of Shareholders to be held at the Company’s offices at 3186 Lionshead Avenue, Carlsbad, California 92010, beginning at 10:00 A.M., local time, on Thursday, March 24, 2011, and at any adjournment or postponement of the Annual Meeting.
This Proxy Statement and the accompanying proxy card are first being mailed to our shareholders on or about February 16, 2011.
What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which are (1) the election of directors, (2) the ratification of our appointment of the Company’s independent registered public accounting firm, (3) a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers named below in the Summary Compensation Table, and (4) a non-binding advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers. In addition, management will report on our performance during fiscal 2010 and respond to questions from shareholders.
Who is entitled to vote at the Annual Meeting?
Only shareholders of record at the close of business on February 14, 2011 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.
What are the voting rights of the holders of our common stock?
Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting.
Brokers who hold shares of common stock for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (the “NYSE”) are permitted by NYSE Rule 452 to vote their clients’ proxies in their own discretion on certain routine matters, such as the ratification of the selection of the Company’s independent registered public accounting firm, if the clients have not furnished voting instructions within ten days of the Annual Meeting. However, under Rule 452 various proposals such as the election of directors and advisory votes regarding executive compensation are considered “non-discretionary,” and brokers who have received no instructions from their clients do not have discretion to vote on those proposals. When a broker votes a client’s shares on some but not all proposals at a meeting, the withheld votes are referred to as “broker non-votes.”
With regard to the election of directors, the four nominees receiving the greatest number of votes will be elected. Therefore, abstentions and broker non-votes will not affect the outcome of the election of directors.

Approval of the selection of SingerLewak LLP as the Company’s independent registered public accounting firm, and approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers named below in the Summary Compensation Table, each requires the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and voting on the proposal. Therefore, abstentions and broker non-votes will not affect the outcome of either proposal. The outcome of the vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers requires a plurality of the votes cast and, accordingly, abstentions and broker non-votes will not affect the outcome of the proposal.
The shareholder votes at the Annual Meeting regarding approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers named below in the Summary Compensation Table and regarding the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers are advisory in nature and will not be binding on the Company or the Board of Directors.
What constitutes a quorum?
Our Bylaws provide that the presence, in person or by proxy, at our Annual Meeting of the holders of a majority of the outstanding shares of our common stock will constitute a quorum.
For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Abstentions will count for purposes of establishing a quorum but will not count as votes cast for the election of directors or regarding any other proposal. Shares held by brokers who vote such shares on any proposal will be counted for purposes of establishing a quorum, and broker non-votes on other proposals will not affect the presence of a quorum. On the record date of February 14, 2011, there were 24,675,929 shares of our common stock issued and outstanding, and those shares are the only shares that are entitled to vote at the Annual Meeting.
What are the Board’s recommendations?
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendations of our Board of Directors are set forth together with the description of each proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:
•	“FOR” election of the directors named in this Proxy Statement (Proposal I);
•	“FOR” ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for fiscal year 2011 (Proposal II);
•	“FOR” advisory approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named below in the Summary Compensation Table (Proposal III); and
•
“FOR” a frequency of every three years for future advisory votes on the compensation of the Company’s executive officers named in the proxy statement’s summary compensation table for that year (Proposal IV).

How will the enclosed proxy card be voted, and may I revoke my voting instructions?
If the enclosed proxy card is executed, returned in time and not revoked, the shares represented by the proxy card will be voted at the Annual Meeting and at any adjournment or postponement of the Annual Meeting in accordance with the directions indicated on the proxy card. If no directions are indicated, proxies will be voted (1) “FOR” election of the four directors named in this proxy statement (Proposal I), (2) “FOR” ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for fiscal year 2011 (Proposal II), (3) “FOR” advisory approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named below in the Summary Compensation Table (Proposal III), and (4) “FOR” a frequency of every three years for future advisory votes on the compensation of the Company’s executive officers named in the proxy statement’s summary compensation table for that year (Proposal IV). As to any other matters properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting, such proxies will be voted in the sole discretion of the proxy holders.
A shareholder who returns a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (1) giving written notice of revocation to our Corporate Secretary, (2) properly submitting to us a duly executed proxy bearing a later date, or (3) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010, Attention: Corporate Secretary.
How may I request multiple sets of proxy materials if two or more shareholders reside in my household?
To minimize our expenses, one Proxy Statement and 2010 Form 10-K Report may be delivered to two or more shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the Proxy Statement and Form 10-K Report to a shareholder at a shared address to which a single copy of the Proxy Statement and Form 10-K Report was delivered. Requests for additional copies of the Proxy Statement and Form 10-K Report, and requests that in the future separate documents be sent to shareholders who share an address, should be directed by writing to Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010, Attention: Corporate Secretary, or by calling Lupita Anderson at (760) 477-8900.
How may I request a single set of proxy materials for my household?
If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.
Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholders Meeting to be Held on March 24, 2011
This Proxy Statement, the accompanying proxy card and our 2010 Form 10-K Report are also available on our website at http://www.xenonics.com.

PROPOSAL I
ELECTION OF DIRECTORS
The following is information concerning the nominees for election as directors, including a summary of the specific experience, qualifications, attributes and skills that led the Board of Directors to conclude that each nominee should serve as a director of the Company. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine. Each nominee currently serves as a director of the Company, and each nominee was elected as a director at our 2010 annual meeting of shareholders. The term of office of each director will expire at next year’s annual meeting of shareholders.
Nominees
Alan P. Magerman. Mr. Magerman, age 75, founded Xenonics, Inc. in November 1996, and has been Chairman of Xenonics Holdings, Inc. since its acquisition of Xenonics, Inc. in July 2003. He served as Chief Executive Officer of Xenonics Holdings, Inc. from July 2003 through April 2005 and has served as our Chief Executive Officer from February 2009 to the present. Prior to founding Xenonics, Mr. Magerman was a founder and former chairman of Odyssey Sports, Inc., a privately held company engaged in the development and distribution of golf clubs from 1990 through 1995. Mr. Magerman was a consultant and director of NTN Communications, Inc. (NTN), a publicly held broadcasting and cable television company, from 1984 through 1997.
Mr. Magerman’s diverse business experience provides him with a wide range of expertise that is valuable to the Board of Directors in confronting various business-related challenges and opportunities.
Jeffrey P. Kennedy. Mr. Kennedy, age 56, has been a director and the President and Chief Operating Officer of Xenonics, Inc. since June 1997. Mr. Kennedy has held the same positions with Xenonics Holdings, Inc. since the acquisition of Xenonics, Inc. in July 2003. Prior to joining Xenonics, Inc., Mr. Kennedy held a variety of management positions with Mobil Corporation, including General Manager of the Mobil Chemical Plastics Division. He was educated at the University of Maine, receiving a BS degree in chemistry and an MS degree in chemical engineering.
As our President and Chief Operating Officer, Mr. Kennedy has extensive knowledge about the Company which provides a valuable resource for the Board of Directors in connection with its decisions about the operations and future direction of the Company.
Allen K. Fox, age 74, has been managing personal finances and providing consulting work for several public companies since 1995, and was elected as a director of the Company on July 1, 2010. Mr. Fox has also served as a director and/or officer for several charitable organizations during the last 40 years. He co-founded Odyssey Sports Co. in 1990 and was a director and an officer of that company. The company was sold in 1995. Mr. Fox also co-founded NYSE education company, Career Com, Corp. in 1969. He was a director and officer and sold his interest in 1989. From 1960 to 1969 he was a partner with an accounting firm. Mr. Fox graduated from Temple University in 1958.
Mr. Fox brings to the Board extensive experience in serving as an officer and a director of, and as a consultant to, numerous public and private companies. Mr. Fox’s experience as a partner of an accounting firm also assists the Board in addressing accounting requirements with which the Company must comply.

Brad J. Shapiro, age 56, has been a principal in various businesses in the optical industry since 1990. He is currently a principal in C & E Vision Services, Inc, and Vision West, Inc., which together comprise the largest optical group purchasing organizations in the United States. He is also principal, co-founder and co- Chief Executive Officer of Rudy Project North America, L.P., the exclusive North American distributor of Rudy Project sport eyewear. From 1989 to 1990, Mr. Shapiro was a Managing Director of an investment-banking subsidiary of Cantor Fitzgerald and another investment banking firm. For seven years prior to that time, Mr. Shapiro was a corporate and securities lawyer at Skadden, Arps, Slate, Meagher & Flom, an international law firm, and certain other law firms. Mr. Shapiro has served as a director of the Company since July 1, 2010. Mr. Shapiro holds a B.A. in Political Science from the University of Michigan and received his J.D. degree from the University of Michigan Law School in December 1990.
Mr. Shapiro brings to the Board a diversified business and legal background that is valuable in analyzing various business related challenges and opportunities.
The Board of Directors unanimously recommends a vote for the four nominees listed above for election as directors of the Company.
Meetings of the Board of Directors and Committees
Board of Directors
The property, affairs and business of Xenonics Holdings, Inc. are conducted under the supervision and management of our Board of Directors, as called for under the laws of Nevada and our Bylaws. Our Board of Directors has established a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee, each member of which is “independent” under the independence rules of the NYSE Amex.
Our Board of Directors has determined that directors Fox and Shapiro are each “independent” under the independence rules of the NYSE Amex. Our Board of Directors has also determined that directors Fox and Shapiro are “independent” under the independence rules of the Securities and Exchange Commission (the “SEC”) applicable to Audit Committee members. Our Board of Directors has determined that Mr. Fox, one of the independent directors currently serving on our Audit Committee, is an “audit committee financial expert” as defined by SEC rules.
The Board of Directors held twelve meetings during the 2010 fiscal year. Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings of all Board committees on which he served that were held during the portion of the 2010 fiscal year in which he served as a director or served on such committees, as applicable.

The following table provides information concerning the current membership of our Board committees:

					Nominating and
	Audit		Compensation		Governance
Name	Committee		Committee		Committee

Alan P. Magerman

Jeffrey P. Kennedy

Allen K. Fox		(1)		(2)		(3)

Brad J. Shapiro		(1)		(2)		(3)

(1)	These directors constitute the members of our Audit Committee. Mr. Fox is the Chairman of the Committee.

(2)	These directors constitute the members of our Compensation Committee. Mr. Fox is the Chairman of the Committee.

(3)	These directors constitute the members of our Nominating and Governance Committee. Mr. Shapiro is the Chairman of the Committee.
Audit Committee
The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to:
•	The quality and integrity of our financial statements and reports;
•	The independent registered public accounting firm’s qualifications and independence; and
•	The performance of our internal audit function and independent registered public accounting firm.
The Audit Committee appoints the independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves permitted non-audit services provided by our independent registered public accounting firm, and reviews the independence of the independent registered public accounting firm. The Audit Committee’s responsibilities also include oversight activities described below under the “Report of the Audit Committee.” The Audit Committee’s Charter is on our website at www.xenonics.com.
The Audit Committee held four meetings during the 2010 fiscal year.
Compensation Committee
The Compensation Committee is authorized to review and make recommendations to the full Board of Directors relating to the annual salaries and bonuses of our officers and to determine in its sole discretion all grants of stock options, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option under our stock option plans. The Committee also is authorized to interpret our stock option plans, to prescribe, amend and rescind rules and regulations relating to the plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the plans. The Compensation Committee’s Charter is on our website at www.xenonics.com.
The Compensation Committee held four meetings during the 2010 fiscal year.

Nominating and Governance Committee
The Nominating and Governance Committee assists our Board of Directors in discharging its duties relating to corporate governance and the compensation and evaluation of the Board. The purpose of the Committee is to (1) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, (2) select, or recommend for the Board’s selection, the director nominees for each annual meeting of shareholders, (3) develop and recommend to the Board a set of corporate governance principles applicable to Xenonics, (4) oversee the annual evaluation of the Board and management, and (5) perform such other actions within the scope of the Committee’s Charter as the Committee deems necessary or advisable. A copy of the Nominating and Governance Committee’s Charter is available on our website at www.xenonics.com.
The Nominating and Governance Committee held one meeting during the 2010 fiscal year.
The Nominating and Governance Committee has not established any specific minimum qualifications for director candidates or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. In making its nominations, our Nominating and Governance Committee generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual. Although the Nominating and Governance Committee believes that director nominees should add to the range of backgrounds and experiences of the Company’s directors, neither the Nominating and Governance Committee nor the Board of Directors has a policy regarding the consideration of diversity in identifying and evaluating director nominees.
Shareholder Recommendations of Director Candidates
The Nominating and Governance Committee will consider Board nominees recommended by shareholders. In order for a shareholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Shareholder Proposals” below. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve. The Nominating and Governance Committee may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.
Any recommendations in proper form received from shareholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.
Board Leadership Structure and Role in Risk Oversight
Alan P. Magerman serves as the Chairman of the Board of Directors and as the Company’s Chief Executive Officer. Given Mr. Magerman’s extensive business experience and knowledge of the Company, the Board believes that the interests of all of the Company’s shareholders are best served at the present time through a leadership model with a combined Chairman/CEO structure. The Board also believes that Mr. Magerman’s extensive knowledge of the Company and the industry in which it operates places him in the best position to provide leadership to the Board as it considers strategy and that having a Chairman who is not involved with the day-to-day operations of the Company would not be productive or in the best interests of the Company’s shareholders. Although the Board has not designated any other director to serve as its “lead independent director,” all of the Company’s other directors have access to the Chief Executive Officer and other Company executives on request. Both of the Company’s independent directors serve actively on Board committees and may request agenda topics to be addressed at Board and committee meetings.

The full Board of Directors has responsibility for general oversight of risks facing the Company, with reviews of certain areas of risk being conducted by the relevant Board committees, which then provide reports to the full Board. The Board receives reports from management on areas of risk facing the Company and periodically conducts discussions with management regarding the identification, assessment and management of these risks.
Shareholder Communication with Board Members
Shareholders who wish to communicate with our Board members may contact us at our principal executive office at 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.
Board Members’ Attendance at Annual Meetings
Each director is expected to be present at the Annual Meeting of Shareholders. All of our four current directors attended the 2010 annual meeting.
Transactions with Related Persons
The Board of Directors has a policy, which is not set forth in writing, of reviewing, approving and monitoring any transactions between the Company and any of its directors, executive officers or other “related persons” as defined in applicable SEC rules.
Director Allen K. Fox rendered consulting services to the Company for a monthly fee of $5,000 from December 1, 2009 to July 1, 2010, when he was elected to the Board. See “Director Compensation” for payments made to him after July 1, 2010 for his services as a director.
During the fiscal year ended September 30, 2010, we paid an aggregate amount of $120,000 to Bryant Park Capital in consideration of consulting services rendered to us by that entity. A son of Alan Magerman, our Chairman of the Board and Chief Executive Officer, is an executive officer and owner of Bryant Park Capital.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of the outstanding shares of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.
Based solely on our review of the copies of such forms received or written representations from the Reporting Persons, we believe that, with respect to the fiscal year ended September 30, 2010, all of the Reporting Persons complied with all applicable Section 16 filing requirements on a timely basis, except that director Allen Fox filed one late Form 4 for 18,000 shares of our common stock purchased by his wife on August 17, 2010.

Beneficial Owners of More Than Five Percent of Xenonics’ Common Stock; Shares Held by Directors, Director Nominees and Executive Officers
The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 14, 2011 by (1) each person who is known by us to own beneficially more than five percent of our outstanding common stock, (2) each of our current directors and director nominees, (3) the executive officers listed below in the Summary Compensation Table, and (4) all current executive officers and directors as a group. The number of shares and the percentage of shares beneficially owned by each such person or group, as set forth below, include shares of common stock that such person or group had the right to acquire on or within sixty days after February 14, 2011 pursuant to the exercise of vested and exercisable options or warrants. References to options or warrants in the footnotes to the table below include only options or warrants to purchase shares that were exercisable on or within sixty days after February 14, 2011.

	Amount of Common
	Stock & Nature of		Percent of Ownership
Name of Beneficial Owner	Beneficial Ownership(1)		of Common Stock

Alan P. Magerman	770,758	(2)	3.1%

Jeffrey P. Kennedy	756,600	(3)	3.0%

Richard S. Kay	85,000	(4)	*

Allen K. Fox	138,000	(5)	*

Brad J. Shapiro	539,245	(6)	2.2%

All current executive officers and directors as a group (5 persons)	2,289,603	(7)	9.0%

*	Less than 1.0%

(1)	The number of shares of common stock issued and outstanding on February 14, 2011 was 24,675,929 shares.

(2)
Includes 350,000 shares that Alan P. Magerman, a director and officer of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options. Mr. Magerman’s shareholdings also include 160,000 shares owned by his wife, Phyllis Magerman.

(3)	Includes 275,000 shares that Jeffrey P. Kennedy, a director and officer of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options.

(4)	Includes 65,000 shares that Richard S. Kay, an officer of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options.

(5)	Includes 20,000 shares that Allen K. Fox, a director of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options, plus 18,000 shares owned by his wife.

(6)
Includes the following shares with respect to which Brad J. Shapiro, a director of Xenonics Holdings, Inc., has shared voting and investment power: (i) 35,000 shares held by a general partnership of which Mr. Shapiro is a 50% owner; (ii) 35,000 shares held by a trust for the benefit of Mr. Shapiro’s sister and for which Mr. Shapiro serves as a trustee; (iii) 369,245 shares held by three trusts for the benefit of Mr. Shapiro’s mother and for which Mr. Shapiro serves as a trustee; and (iv) 20,000 shares Mr. Shapiro has the right to acquire pursuant to stock options.

(7)	Includes 748,000 shares that our current executive officers and directors have the right to acquire pursuant to stock options and warrants.

Executive Officers of Xenonics Holdings, Inc.
For biographical information regarding two of our executive officers, Alan P. Magerman and Jeffrey P. Kennedy, see “Proposal I — Election of Directors — Nominees.” For information concerning executive officers’ ownership of our common stock, see “Beneficial Owners of More Than Five Percent of Xenonics’ Common Stock; Shares Held by Directors, Director Nominees and Executive Officers.”
Our Chief Financial Officer is Richard S. Kay, age 68. Mr. Kay joined Xenonics in May 2007 and has been our Chief Financial Officer, Secretary and Treasurer since then. From February 2001 through October 2006 he held the position of Chief Executive Officer of Pacer Technology. Mr. Kay graduated from the University of Wisconsin — Milwaukee with a BBA and majored in Accounting and Military Science. Early in his career he worked as a CPA in Wisconsin and California.
Executive Compensation
The following table sets forth the compensation for the fiscal years ended September 30, 2010 and September 30, 2009 for services rendered to us (including our subsidiary, Xenonics, Inc.) by our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer:
Summary Compensation Table

								Nonqualified
							Non-Equity	Deferred
					Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary		Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)		($)	($)	($)(5)	($)	($)	($)	($)
Alan P. Magerman Chairman of the Board and	2010	$257,719	(1)	—	—	—	—	—	—	$257,719
Chief Executive Officer	2009	$230,988	(2)	—	—	$92,037	—	—	—	$323,025

Jeffrey P. Kennedy Chief Operating Officer,	2010	$250,834	(3)	—	—	—	—	—	—	$250,834
President and Director	2009	$222,294	(4)	—	—	$57,523	—	—	—	$279,817

Richard S. Kay	2010	$150,000		—	—	$2,876	—	—	—	$152,876
Chief Financial Officer	2009	$150,000		—	—	$27,036	—	—	—	$177,036

(1)	Includes $41,507 for vacation pay benefits paid for days accrued.

(2)	Includes $17,000 for vacation pay benefits paid for days accrued.

(3)	Includes $34,884 for vacation pay benefits paid for days accrued.

(4)	Includes $8,306 for vacation pay benefits paid for days accrued.

(5)
This column represents the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the option grants, refer to Note 12 of our financial statements included in our Form 10-K filed for the year ended September 30, 2010. These amounts do not correspond to the actual value that may be recognized by the named executives from these awards.

Stock Option Grants
The following table sets forth information as of September 30, 2010 concerning unexercised options, unvested stock and equity incentive plan awards for each of the executive officers named in the Summary Compensation Table.
OUTSTANDING EQUITY AWARDS AT YEAR ENDED SEPTEMBER 30, 2010

	Option Awards						Stock Awards
										Equity
									Equity	Incentive
									Incentive	Plan
				Equity					Plan	Awards:
				Incentive					Awards:	Market or
				Plan					Number of	Payout
				Awards:			Number	Market	Unearned	Value of
		Number of	Number of	Number of			of Shares	Value of	Shares,	Unearned
		Securities	Securities	Securities			or Units	Shares or	Units or	Shares, Units
		Underlying	Underlying	Underlying			of Stock	Units of	Other	or Other
		Unexercised	Unexercised	Unexercised	Option		That Have	Stock That	Rights	Rights That
		Options	Options	Unearned	Exercise	Option	Not	Have Not	That Have	Have Not
		(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Grant Date	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)

Alan P. Magerman	7-29-03	150,000			$0.88	07-29-13
Chairman of the Board and	3-24-09	200,000			$0.65	3-23-14
Chief Executive Officer	9-1-10		200,000		$0.65	8-31-15
	9-1-10		125,000		$0.65	8-31-15
	9-1-10		75,000		$0.65	8-31-15

	Total	350,000	400,000

Jeffrey P. Kennedy	7-29-03	150,000			$0.88	07-29-13
Chief Operating Officer	3-24-09	125,000			$0.65	3-23-14
President and Director	9-1-10		200,000		$0.65	8-31-15
	9-1-10		125,000		$0.65	8-31-15
	9-1-10		75,000		$0.65	8-31-15

	Total	275,000	400,000

Richard S. Kay	3-24-09	40,000			$0.65	3-23-14
Chief Financial Officer	3-24-09	25,000			$0.65	3-23-14
	9-1-10		75,000		$0.65	8-31-15
	9-1-10		25,000		$0.65	8-31-15

	Total	65,000	100,000

Compensation of Directors
When Allen K. Fox and Brad J. Shapiro became directors on July 1, 2010, we agreed to compensate all non-employee directors for their services. We issued to each of Mr. Fox and Mr. Shapiro a stock option to purchase 20,000 shares of our common stock at an exercise price of $0.65 per share, which vested immediately. We also agreed to pay each non-employee director $5,000 as an annual director’s fee, $500 for each committee meeting attended (if such committee meeting was not held in conjunction with a Board meeting), and $1,000 for each meeting of the Board of Directors attended. These fees are paid on a quarterly basis.
In addition, as Chairman of the Audit Committee Mr. Fox receives a monthly fee of $2,000 and, as Chairman of the Corporate Development Committee, he receives a monthly fee of $5,000.
The following table sets forth information concerning the compensation paid to our non-employee directors during our fiscal year ended September 30, 2010 for their services rendered as directors.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2010

	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation		Total
Name	($)	($)	($)(1)	($)	($)	($)		($)
Allen K. Fox	$23,500		$4,398			$35,000	(2)	$62,898
Brad J. Shapiro	$3,000		$4,398					$7,398
Robert F. Buie (3)	$2,750	—	$8,510	—	—	—		$11,260
Robert E. Petersen (4)	$15,750	—	$17,019	—	—	—		$32,769

(1)
This column represents the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the option grants, refer to Note 12 of our financial statements included in our Form 10-K filed for the year ended September 30, 2010. These amounts do not correspond to the actual value that may be recognized by the named directors from these awards.

(2)	This amount represents consulting fees that Mr. Fox received from the Company for consulting services that he rendered to us during the 2010 fiscal year prior to his election as a director.

(3)	Mr. Buie’s service as a director terminated on December 7, 2010.

(4)	Mr. Petersen’s service as a director terminated on July 1, 2010.

Equity Compensation Plan Information
The following table provides information as of September 30, 2010 with respect to securities that may be issued under our equity compensation plans.

			Number of securities
			remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,813,000	$0.76	513,000

Equity compensation plans not approved by security holders	600,000	$1.42	—

Total	2,413,000	$0.92	513,000

The equity compensation plans approved by the security holders are the 2003 Stock Option Plan of Xenonics Holdings, Inc. and the 2004 Stock Incentive Plan of Xenonics Holdings, Inc. Except as described in the following paragraphs, the Company had not adopted as of September 30, 2010, without the approval of security holders, any equity compensation plan under which securities of the issuer are authorized for issuance.
On September 5, 2006, the Company and a consultant entered into an agreement pursuant to which the consultant will provide consulting services relating to financial public relations enhancing the Company’s visibility in the financial community and introducing the Company and its products to possible merger candidates, financial institutions and other members of the investment community; and assisting Company personnel in preparing presentation materials in connection with meetings and conferences involving the investment community. As part of this agreement, the Company issued to the consultant a five year warrant, vested upon issuance to purchase 500,000 shares of the Company’s common stock at $1.60 per share (which exceeded the fair market value of the common stock as of August 31, 2006, the day before an oral agreement was made).
On March 16, 2009, the Company entered into an agreement with an independent firm for financial advisory services for a period of one year. As part of this agreement the Company issued a five-year warrant, vested upon issuance, to purchase 300,000 shares of the Company’s common stock at $0.50 per share (which exceeded the fair market value of the common stock as of the date of the agreement). Subsequently, on June 11, 2009, the Company engaged the same firm to assist in raising funds for working capital by August 31, 2009. While the Company was able to privately raise $525,000 in debt financing, this financing was not completed by the independent firm. On September 16, 2009, the Company and the independent firm mutually agreed to modify the warrant to an attainable performance level and reduce the number of warrants to 50,000.
On November 11, 2009 the Company entered into an agreement with an independent firm to conduct institutional investor services for a period of one year. As part of this agreement the Company issued a five-year warrant, vested upon issuance, to purchase 100,000 shares of the Company’s common stock at $0.50 per share.

Employment Agreements
Alan P. Magerman and Jeffrey P. Kennedy are our only employees who have employment agreements. Under his employment agreement, Mr. Magerman is to serve as the Chief Executive Officer of Xenonics, Inc., and Mr. Kennedy is to serve as President and Chief Operating Officer of Xenonics, Inc. Both employment agreements were entered into by Xenonics, Inc. as of January 1, 2003 and, as amended, are substantially identical. Neither employment agreement has a fixed term or expiration date. On December 15, 2010, the Board of Directors approved an amendment to each agreement to provide that either party can terminate the agreement with 30 days written notice. However, in the event of termination by Xenonics without cause, the former officer’s right to receive his base salary will continue for 36 months after the notice of termination. Both agreements provide for base compensation of $180,000 per year, to be adjusted annually according to the Consumer Price Index.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller. You can obtain a copy of the Code, without charge, by writing to our Corporate Secretary at Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010. A copy of the Code is also available on our website at www.xenonics.com.
Report of the Audit Committee
Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.
The responsibilities of the Audit Committee include providing oversight to the financial reporting process of Xenonics Holdings, Inc. through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The management of Xenonics Holdings, Inc. is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent registered public accounting firm.
The Audit Committee has reviewed and discussed with senior management the audited financial statements of Xenonics Holdings, Inc. that are included in the fiscal year 2010 Annual Report on Form 10-K. Management has confirmed to the Audit Committee that such financial statements (1) have been prepared with integrity and objectivity and are the responsibility of management and (2) have been prepared in conformity with accounting principles generally accepted in the United States.
The Audit Committee discussed with SingerLewak LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has reviewed the written disclosures and letter from SingerLewak LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence and has discussed with SingerLewak LLP their independence from the Company.

Based on the review and discussions described above with respect to the audited financial statements of Xenonics Holdings, Inc., the Audit Committee recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010.
It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee relied on (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Respectfully submitted,

Audit Committee

Allen K. Fox

Brad J. Shapiro
PROPOSAL II
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Accounting Fees
Aggregate fees billed to us by SingerLewak LLP with respect to our 2010 and 2009 fiscal years were as follows:

	2010	2009
Audit Fees	$145,000	$125,000
Audit-Related Fees	10,000	—
Tax Fees	—	—
All Other Fees	—	—

Total	$155,000	$125,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that Xenonics Holdings, Inc. paid for professional services for the audit of our consolidated financial statements included in our Form 10-K and for services that are normally provided by the registered public accounting firm in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.
All of the audit-related services and other services described in the above table were pre-approved by our Audit Committee. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by SingerLewak LLP. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Pursuant to this policy, the Audit Committee delegated such authority to the Chairman of the Audit Committee. All pre-approval decisions must be reported to the Audit Committee at its next meeting.

Shareholder Ratification of the Appointment of SingerLewak LLP
The Audit Committee of the Board of Directors has approved SingerLewak LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2011. We are not required to seek shareholder approval for the appointment of our independent registered public accounting firm. However, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of SingerLewak LLP will be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.
The Board of Directors unanimously recommends that shareholders vote for ratification of the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.
PROPOSAL III
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.
We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders. This advisory shareholder vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):
RESOLVED, that the shareholders of Xenonics Holdings, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2011 Proxy Statement, as such compensation is disclosed in the Company’s 2011 Proxy Statement pursuant to disclosure rules of the Securities and Exchange Commission, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.
Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal III and below in Proposal IV will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

The Board of Directors unanimously recommends that shareholders vote to approve the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table.
PROPOSAL IV
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION
The Dodd-Frank Act requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its shareholders a non-binding advisory vote (similar to Proposal III above) on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question (the “named executive officers”). By voting on this frequency proposal, shareholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur every one, two or three years. Shareholders may also abstain from voting on the proposal. Accordingly, the following resolution is submitted for an advisory shareholder vote at the Annual Meeting:
RESOLVED, that the highest number of votes cast by the shareholders of Xenonics Holdings, Inc. for the option set forth below shall be the preferred frequency of the Company’s shareholders for holding an advisory vote on the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s Proxy Statement:
•	every year;
•	every two years; or
•	every three years.
The Board of Directors has determined that an advisory vote by the Company’s shareholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a shareholder advisory vote every three years should be sufficient to permit our shareholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory vote on executive compensation that has been recommended by the shareholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its shareholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s shareholders at the Annual Meeting.

The Board of Directors unanimously recommends that shareholders vote to conduct an advisory shareholder vote every three years on the compensation of the Company’s executive officers named in the proxy statement’s summary compensation table for that year.
OTHER MATTERS
Shareholder Proposals
Any proposal that a Xenonics Holdings, Inc. shareholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next annual meeting of shareholders to be held in 2012 must be received by us on or before October 19, 2011. Notice of shareholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after January 2, 2012. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the 2012 Proxy Statement. All proposals described in this paragraph should be sent to Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010, Attention: Corporate Secretary.
Expenses of Solicitation
Xenonics Holdings, Inc. will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited by our directors, officers and other employees, personally or by telephone, facsimile or email. Such persons will not be compensated separately for these solicitation activities.
Miscellaneous
Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.
Annual Report
A copy of our Annual Report on Form 10-K, without exhibits, for the year ended September 30, 2010 that we filed with the Securities and Exchange Commission accompanies this Proxy Statement. Copies of the Form 10-K exhibits are available without charge. Shareholders who would like such copies should direct their requests in writing to: Xenonics Holdings, Inc., 3186 Lionshead Avenue, Suite 100, Carlsbad, California 92010, Attention: Corporate Secretary.

By Order of the Board of Directors

February 16, 2011	/s/ Richard S. Kay Richard S. Kay
Corporate Secretary

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MARCH 24, 2011.
The undersigned hereby appoints Alan P. Magerman and Jeffrey P. Kennedy, or either of them, as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Xenonics Holdings, Inc. held of record by the undersigned on February 14, 2011 at the Annual Meeting of Shareholders to be held at the Company’s offices at 3186 Lionshead Avenue, Carlsbad, California 92010, on Thursday, March 24, 2011, beginning at 10:00 a.m. (local time), or any adjournment or postponement thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted (1) “FOR” election of the four directors named on the reverse side of this Proxy, (2) “FOR” ratification of the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year 2011, (3) “FOR” non-binding advisory approval of the compensation disclosed in the accompanying Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table, and (4) “FOR” a frequency of every three years for future non-binding advisory votes on the compensation of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table for that year.
If you elect to provide voting instructions, the Board of Directors unanimously recommends that you vote in the manner described in the preceding paragraph.
(To be signed on the reverse side)

P R O X Y
XENONICS HOLDINGS, INC.
a Nevada Corporation
ANNUAL MEETING OF SHAREHOLDERS
March 24, 2011

Please mark, sign, date and return the Proxy promptly using the enclosed envelope or fax to (801) 277-3147.
1. Proposal to elect as directors the nominees listed below, except to the extent that authority is specifically withheld.

☐	FOR all nominees listed below (except as	☐	WITHHOLD AUTHORITY to vote for all
	marked to the contrary below)		nominees listed below
Nominees: Alan P. Magerman, Jeffrey P. Kennedy, Allen K. Fox and Brad J. Shapiro
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2. Proposal to ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm.

☐ For	☐ Against	☐ Abstain
3. Proposal for advisory approval of the compensation disclosed in the accompanying Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table.

☐ For	☐ Against	☐ Abstain
4. Proposal regarding an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ Abstain
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Dated

Signature	Number of Shares

Signature if Held Jointly
Note:
Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a partnership, sign in the name of the partnership by an authorized person.